UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 17, 2010
                Date of Report (Date of earliest event reported)


                        GLOBAL ENTERTAINMENT CORPORATION
             (Exact name of registrant as specified in its charter)


          Nevada                        000-50643                86-0933274
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)

1600 N. Desert Drive, Suite 301, Tempe, AZ                         85281
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code (480) 994-0772

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     (b) On October 17, 2010, James Yeager, Senior Vice-President, Chief Financial Officer and Treasurer of Global Entertainment Corporation (the "Company"), resigned from the Company effective immediately.

     (c) The Company has announced that Charles B. Mathews, 46, has been appointed to replace Mr. Yeager as Vice-President and Chief Financial Officer of the Company, effective October 18, 2010.

     Mr. Mathews brings more than 18 years of accounting and management experience to the Company. He previously served as the managing principal of Mathews & Mann, LLC, an accounting and business consulting firm in Phoenix, Arizona. From December 2007 to March 2009, Mr. Mathews was Interim CFO of Education 2020, a virtual education company focused on students in grades 6-12. From March 2004 to November 2007, Mr. Mathews was Executive Vice President and Chief Financial Officer of Quepasa Corporation, a publicly traded leading Hispanic internet portal. Mr. Mathews has extensive experience in helping companies with turn-around situations and corporate restructuring. Mr. Mathews, a Certified Public Accountant, has a B.A. in Business Administration from Alaska Pacific University and an M.B.A. from Arizona State University.

     There are no arrangements or understandings between Mr. Mathews and any other person pursuant to which Mr. Mathews was selected to serve as Vice-President and Chief Financial Officer of the Company. There are no family relationships between Mr. Mathews and any director or executive officer of the Company. There has been no transaction, nor are there any proposed transactions, between the Company and Mr. Mathews that would require disclosure pursuant to
Item 404(a) of Regulation S-K.

     The Company and Mr. Mathews entered into an offer letter dated October 12, 2010, which provides that Mr. Mathews' base salary will be $90,000 per year, with bonuses to be determined at the discretion of the Company's Chief Executive Officer and Compensation Committee. Mr. Mathews will be eligible for expense, travel and insurance reimbursement consistent with the Company's other employees. Following an introductory period of thirty (30) days, Mr. Mathews will also be eligible to participate in the Company's Group Benefit Program.

     A copy of the press release announcing Mr. Mathews' appointment and Mr. Yeager's retirement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number                        Description
------                        -----------

99.1            Press release dated October 20, 2010.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GLOBAL ENTERTAINMENT CORPORATION


Date: October 20, 2010            By: /s/ Charles B. Mathews
                                     -------------------------------------------
                                  Name:  Charles B. Mathews
                                  Title: Vice President, Chief Financial Officer


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